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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 20, 1997
                                                        ----------------


                               INCOMNET, INC.
                               --------------
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
                                  ----------
                (State or other jurisdiction of incorporation)



        0-12386                                             95-2871296
        -------                                             ----------
 (Commission File Number)                                (I.R.S. Employer
                                                        Identification No.)

21031 Ventura Boulevard, Suite 1100, Woodland Hills, California      91364
---------------------------------------------------------------      -----
       (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code:  (818) 887-3400

                                 NOT APPLICABLE
                                 ---------------
            (Former name, former address and former fiscal year,
                          if changed since last report)



Total number of pages in this document: 7


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                                  TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
         Election of Dr. Howard Silverman As Director. . . . . . . . . . . . .3
         Amendment to Employment Contract of Melvyn Reznick. . . . . . . . . .4

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

ITEM 7.  EXHIBITS

Amendment to Employment Agreement Between Incomnet
and Melvyn Reznick Dated November 27, 1995 . . . . . . . . . . . . . . . . . .6


                                                                        Page 2
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ITEM 5.  OTHER EVENTS

ELECTION OF DR. HOWARD SILVERMAN AS DIRECTOR

    On January 20, 1997, the Company's Board of Directors elected Dr. Howard Silverman to fill a vacancy on the Company's Board that was created when Gerald Katell declined to serve on the Company's Board in July 29, 1996. From May 1995 to the present, Mr. Silverman has served as Vice President of Corporate Finance for Rickel & Associates. From 1991 until he joined Rickel, he served as an independent consultant to early stage and mid-sized operating companies. From 1985 to 1991, he was the founder and Board Chairman of Vision Sciences, a company that developed, manufactured and sold in-office lens casting systems. In 1968, Dr. Silverman received a Doctor of Optometry from Illinois College of Optometry and in 1965, he received a Chemical Engineering degree from the College of the City of New York.


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AMENDMENT OF EMPLOYMENT AGREEMENT OF MELVYN REZNICK

         On January 20, 1997, the Company amended the Employment Agreement with Melvyn Reznick dated November 27, 1995 (the "Agreement") by changing the date that the Agreement terminates from November 30, 1997 to December 31, 1999. Mr. Reznick is the Company's Chairman, President and Chief Executive Officer. The term of the Agreement was extended to December 31, 1999 because of a private placement of $12 million that was completed on January 17, 1997 between the Company's subsidiary, Rapid Cast, Inc. (RCI) and J. P. Morgan Capital Corporation and affiliates of The Clipper Group (the "Investors"). Mr. Reznick has been asked to serve on the Board of Directors of RCI and to take an active role on two committees of RCI's Board of Directors: the Compensation Committee and the Audit Committee, of which he has been asked to serve as Chairman. In August 1996, the Investors asked the Company if it could provide assurances that Mr. Reznick would be available to serve for an extended period of time on RCI's Board as the representative from the Company and requested that Mr. Reznick's employment agreement be extended for a period of two years. To provide such assurance, the Company's Board of Directors voted unanimously at a telephonic meeting held on September 3, 1996 to extend the length of the term of Mr. Reznick's employment agreement to December 31, 1999, contingent upon RCI closing its pending financing with the Investors.


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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


INCOMNET, INC.
-----------------------
 (Registrant)


Date: January 20, 1997                   By: /s/  MELVYN REZNICK
      ----------------                       ---------------------------------
                                             Melvyn Reznick, President and
                                             Chief Executive Officer


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ITEM 7. EXHIBITS

                          AMENDMENT TO EMPLOYMENT AGREEMENT

         This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made as of the 20th day of January 1997 by and between Melvyn Reznick, an individual (the "Employee") and Incomnet, Inc., a California corporation (the "Company") with respect to the following facts:

    A. The Company and the Employee entered into an Employment Agreement dated November 27, 1995 (the "Agreement") and amended the Agreement on February 5, 1996

    B. Pursuant to the Agreement, Mr. Reznick is serving the Company as its President.

    C. As part of his duties as President, Mr. Reznick has been engaged in negotiating a private placement of funds with the Company's 51%-owned subsidiary, Rapid Cast, Inc., ("RCI") from J. P. Morgan Capital and The Clipper Group (the "Investors").

    D. Upon closing of the private placement of funds by the Investors, Mr. Reznick has been asked to serve on the Board of Directors of RCI and to serve on the Executive Committee, the Compensation Committee of RCI's Board of Directors and to be the Chairman of the Audit Committee of RCI's Board of Directors. Mr. Reznick has also been asked to become involved in a consulting capacity with RCI's research and development efforts.

    E. In August 1996, Incomnet's Board of Directors was asked verbally by the Investors for assurances that Mr. Reznick would be available to serve on RCI's Board of Directors as Incomnet's representative for an extended period of time. The Investors requested that Mr. Reznick's employment agreement be extended for a period of two years.

    F. On September 3, 1996, at a telephonic meeting of the Company's Board of Directors, the Board approved an amendment to the Employment Agreement in which the term of employment would be extended to December 31, 1999, contingent upon RCI closing its pending financing with Investors.

    G.   On January 17, 1997, RCI closed its financing with Investors.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:


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         1. EXTENSION OF TERM OF EMPLOYMENT. Section 5 of the Employment
         Agreement presently states.

              Section 5. TERM OF AGREEMENT. This Agreement shall commence to be effective on the date first above written and shall continue until December 31, 1997, unless terminated as provided in Section 14 hereof.

         Section 5 of the Employment Agreement shall be amended to read as follows:

              Section 5. TERM OF AGREEMENT. This Agreement shall commence to be effective on the date first above written and shall continue until December 31, 1999, unless terminated as provided in Section 14 hereof.

         2. ORIGINAL EMPLOYMENT AGREEMENT AS PREVIOUSLY AMENDED IN FULL FORCE AND EFFECT. The original Employment Agreement as amended on February 5, 1996, shall remain in full force and effect and unmodified except as specifically amended by this Amendment. In the event of any contradiction between the terms of the original Employment Agreement as amended on February 5, 1996, and this Amendment, the terms of this Amendment will govern.

    IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

COMPANY:                               INCOMNET, INC.

                                       By: /s/ Nancy Zivitz
                                           ----------------------------------
                                           Nancy Zivitz, Director


                                       By: /s/ Albert Milstein
                                           ----------------------------------
                                           Albert Milstein, Director


                                       By: /s/ Dr. Howard Silverman
                                           ----------------------------------
                                           Dr. Howard Silverman, Director


EMPLOYEE:                              By: /s/ Melvyn Reznick
                                           ----------------------------------
                                           Melvyn Reznick


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